SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               July 22, 2002
______________________________________________________________________________
                    (Date of earliest event reported)


                        Staten Island Bancorp, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)


       Delaware                     1-13503                   13-3958850
______________________________________________________________________________
(State or other jurisdiction (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



15 Beach Street, Staten Island, New York                        10304
______________________________________________________________________________
 (Address of principal executive offices)                     (Zip Code)


                                (718) 556-6518
______________________________________________________________________________
            (Registrant's telephone number, including area code)


                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 5.  Other Events
         ------------

     Staten Island Bancorp, Inc. (the "Company") announced that its Board of Directors has authorized the repurchase up to an additional 3,045,000 shares, or approximately 5%, of its outstanding common stock.

     The Company issued a press release on July 22, 2002 with respect to the foregoing, which is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              99.  Press Release

















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   STATEN ISLAND BANCORP, INC.



Date: July 25, 2002                By:   /s/ Harry P. Doherty
                                         -----------------------------------
                                         Harry P. Doherty
                                         Chairman and Chief Executive Officer





















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